UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2011

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Vanderbilt Avenue, Suite 403
New York, New York  10017
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 28, 2011, New York Mortgage Trust, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Underwriter”), relating to the offer and sale of 1,500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a public offering price of $7.50 per share.  In addition, the Company granted the Underwriter a 30-day option to purchase up to an additional 225,000 shares of Common Stock to cover-over allotments, on the same terms and conditions.  Subject to customary closing conditions, the issuance and sale of the 1,500,000 shares of Common Stock is expected to close on July 1, 2011.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company.  The Company also agreed to indemnify the Underwriter against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriter may be required to make in respect of these liabilities. In the ordinary course of business the Underwriter or its affiliates may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they may receive customary fees and expenses.

The shares of Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-162654), which was declared effective by the Securities and Exchange Commission on December 11, 2009.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement.  In connection with the filing of the Underwriting Agreement, the Company is filing the opinions of its counsel, Hunton & Williams LLP, as Exhibits 5.1 and 8.1 hereto.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are being filed herewith:

1.1	Underwriting Agreement, dated as of June 28, 2011, between the Company and Ladenburg Thalmann and Co. Inc.
5.1	Opinion of Hunton & Williams LLP regarding legality of shares.
8.1	Opinion of Hunton & Williams LLP regarding tax matters.
23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)

Date: June 30, 2011	By:	/s/ Fredric S. Starker
Fredric S. Starker
Chief Financial Officer

EXHIBIT INDEX

Exhibit                           Description

1.1	Underwriting Agreement, dated as of June 28, 2011, between the Company and Ladenburg Thalmann and Co. Inc.
5.1	Opinion of Hunton & Williams LLP regarding legality of shares.
8.1	Opinion of Hunton & Williams LLP regarding tax matters.
23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).

2